                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 9, 1998



                       JONES CABLE INCOME FUND 1-C, LTD.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)



     Colorado                           0-15714                    84-1010419
----------------------------      ---------------------      -------------------
(State of Organization)           (Commission File No.)         (IRS Employer
                                                             Identification No.)


P.O. Box 3309, Englewood, Colorado 80155-3309                  (303) 792-3111
---------------------------------------------------         --------------------
(Address of principal executive office and Zip Code            (Registrant's
                                                                telephone no.
                                                            including area code)

Item 2.        Sale of Assets
               --------------

          On January 9, 1998, Jones Cable Income Fund 1-B/C Venture, a Colorado general partnership (the "Venture"), sold the cable television system serving subscribers in the communities of Clearlake and Lake Port, all in the State of California (the "System"), to an unaffiliated party (the "Purchaser"), for a sales price of $21,400,000, subject to customary closing adjustments. Jones Cable Income Fund 1-C, Ltd. (the "Partnership") and Jones Cable Income Fund 1-B, Ltd. ("Fund 1-B"), both Colorado limited partnerships, are the partners in the Venture, owning a 60 percent and a 40 percent interest, respectively. Jones Intercable, Inc. is the general partner of these limited partnerships and manages the Venture's cable systems. The Purchaser is not affiliated with the Venture or with Jones Intercable, Inc.

          The Venture will distribute, prior to the end of February 1998, approximately $11,000,000 to the Partnership and Fund 1-B, which amount represents the net sale proceeds following the Venture's payment of a brokerage fee to a subsidiary of Jones Intercable, Inc. totaling approximately $535,000 and the repayment of a portion of the Venture's credit facility. The Partnership will receive $6,625,300 of such distribution and will, in turn, distribute such amount (approximately $156 per each $1,000 invested in the Partnership) to the limited partners of the Partnership. Because the distribution to the limited partners of the Partnership together with all prior distributions will not return the amount initially contributed by the limited partners to the Partnership plus the preferred return provided by the Partnership's limited partnership agreement, the general partner of the Partnership will not receive a general partner distribution from the sale proceeds. Because the sale of the System did not represent a sale of all or substantially all of the Partnership's assets, no vote of the limited partners of the Partnership was required to approve this sale.

Item 7.        Financial Statements and Exhibits
               ---------------------------------

      a.       Financial statements of business acquired.  Not applicable.
               -----------------------------------------

      b.       Pro forma financial informaion.  Pro forma consolidated
               -------------------------------
financial statements of Jones Cable Income Fund 1-C, Ltd. reflecting the disposition of the System are attached hereto.

      c.       Exhibits.
               --------

               2.1 Asset Purchase Agreement dated September 17, 1997 between Jones Cable Income Fund 1-B/C Venture and Mediacom California LLC.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              JONES CABLE INCOME
                                              FUND 1-C, LTD.
                                              By    Jones Intercable, Inc.,
                                                    General Partner


Dated:  January 21, 1998                            By:  /s/ Elizabeth M. Steele
                                                         -----------------------
                                                         Elizabeth M. Steele
                                                         Vice President

(34011)

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                     OF JONES CABLE INCOME FUND 1-C, LTD.



          The following unaudited pro forma consolidated balance sheet assumes that as of September 30, 1997, Jones Cable Income Fund 1-B/C Venture (the "Venture") had sold the cable television system serving subscribers in the communities of Clearlake and Lake Port, all in the State of California (the "System") for $21,400,000. Jones Cable Income Fund 1-C, Ltd. (the "Partnership") and Jones Cable Income Fund 1-B, Ltd. ("Fund 1-B"), are the partners in the Venture. The funds available to the Venture, adjusting for the estimated net closing adjustments of the System, are expected to total approximately $21,305,058. Such funds will be used to repay indebtedness of the Venture, and $11,000,000 will be distributed to the partners of the Venture.
The Partnership will then distribute $6,625,300 to the limited partners of the Partnership. The unaudited pro forma consolidated statements of operations assume that the System was sold as of January 1, 1996.

          The Partnership will continue to own a 60 percent interest in the Venture.

          The unaudited pro forma consolidated financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

          ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1997 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                       JONES CABLE INCOME FUND 1-C, LTD.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1997

                                                                     PRO FORMA       PRO FORMA
                                                     AS REPORTED    ADJUSTMENTS       BALANCE
                                                     -----------   -------------   ------------
ASSETS
Cash and cash equivalents                            $   351,111   $    (29,936)   $   321,175
Trade receivables, net                                   264,337       (133,580)       130,757
Investment in cable television properties:
 Property, plant and equipment, net                   21,000,541     (6,580,294)    14,420,247
 Intangibles, net                                      8,772,724     (1,663,000)     7,109,724
                                                     -----------   ------------    -----------

  Total investment in cable television properties     29,773,265     (8,243,294)    21,529,971
Deposits, prepaid expenses and deferred charges          907,575       (145,763)       761,812
                                                     -----------   ------------    -----------

Total assets                                         $31,296,288   $ (8,552,573)   $22,743,715
                                                     ===========   ============    ===========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
 Debt                                                $23,706,752   $ (9,799,994)   $13,906,758
 Accrued liabilities                                   1,305,950       (326,744)       979,206
 Subscriber prepayments                                  210,106        (47,541)       162,565
                                                     -----------   ------------    -----------

Total liabilities                                     25,222,808    (10,174,279)    15,048,529
                                                     -----------   ------------    -----------

Minority interest in Joint Venture                     2,457,005        (93,791)     2,363,214
                                                     -----------   ------------    -----------

Partners' capital                                      3,616,475      1,715,497      5,331,972
                                                     -----------   ------------    -----------

 Total liabilities and partners' capital             $31,296,288   $ (8,552,573)   $22,743,715
                                                     ===========   ============    ===========




THE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
      ARE AN INTEGRAL PART OF THIS UNAUDITED CONSOLIDATED BALANCE SHEET.

                       JONES CABLE INCOME FUND 1-C, LTD.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                PRO FORMA       PRO FORMA
                                                 AS REPORTED   ADJUSTMENTS       BALANCE
                                                 ------------  -----------     -----------
REVENUES                                         $13,867,189   $(4,487,598)    $ 9,379,591
COSTS AND EXPENSES:
 Operating expenses                                7,799,531    (2,387,207)      5,412,324
 Management fees and allocated overhead from
  General Partner                                  1,521,950      (470,037)      1,051,913
 Depreciation and amortization                     4,042,491      (879,453)      3,163,038
                                                 -----------   -----------     -----------

OPERATING INCOME (LOSS)                              503,217      (750,901)       (247,684)
                                                 -----------   -----------     -----------

OTHER INCOME (EXPENSES):
 Interest expense                                 (1,047,954)      518,751        (529,203)
 Gain on sale of cable television system                        18,889,257      18,889,257
 Other, net                                          (90,841)       (3,685)        (94,526)
                                                 -----------   -----------     -----------

  Total other income (expense), net               17,750,462       515,066      18,265,528
                                                 -----------   -----------     -----------

CONSOLIDATED INCOME                               18,253,679      (235,835)     18,017,844

MINORITY INTEREST IN
  CONSOLIDATED INCOME                             (7,259,488)       93,791      (7,165,697)
                                                 -----------   -----------     -----------

NET INCOME                                       $10,994,191   $  (142,044)    $10,852,147
                                                 ===========   ===========     ===========



THE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
        ARE AN INTEGRAL PART OF THIS UNAUDITED CONSOLIDATED STATEMENT.

                       JONES CABLE INCOME FUND 1-C, LTD.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  PRO FORMA       PRO FORMA
                                                  AS REPORTED    ADJUSTMENTS       BALANCE
                                                 -------------   -----------     -----------
REVENUES                                         $24,624,270     $(5,820,357)    $18,803,913
COSTS AND EXPENSES:
 Operating expenses                               13,684,546      (3,080,758)     10,603,788
 Management fees and allocated overhead from
  General Partner                                  2,858,737        (668,833)      2,189,904
 Depreciation and amortization                     7,919,508      (1,675,065)      6,244,443
                                                 -----------     -----------     -----------

OPERATING INCOME (LOSS)                              161,479        (395,701)       (234,222)

OTHER INCOME (EXPENSES):
 Interest expense                                 (3,110,571)        705,670      (2,404,901)
 Other, net                                          (31,000)         12,381         (18,619)
                                                 -----------     -----------     -----------

  Total other income (expense), net               (3,141,571)        718,051      (2,423,520)
                                                 -----------     -----------     -----------

CONSOLIDATED LOSS                                 (2,980,092)        322,350      (2,657,742)

MINORITY INTEREST IN
  CONSOLIDATED LOSS                                1,185,182        (128,198)      1,056,984
                                                 -----------     -----------     -----------

NET LOSS                                         $(1,794,910)    $   194,152     $(1,600,758)
                                                 ===========     ===========     ===========



THE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
        ARE AN INTEGRAL PART OF THIS UNAUDITED CONSOLIDATED STATEMENT.

                       JONES CABLE INCOME FUND 1-C, LTD.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     1) The following calculations present the sale of the System and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma consolidated balance sheet assumes that the Venture had sold the System for $21,400,000 as of September 30, 1997. The unaudited consolidated statements of operations assume that the Venture had sold the System as of January 1, 1996.

     3) The estimated gain recognized from the sale of the System and corresponding estimated distribution to limited partners as of September 30, 1997 has been computed as follows:

GAIN ON SALE OF ASSETS:
Contract sales price                                                $21,400,000
Less:  Net book value of investment in cable television properties
       at September 30, 1997                                          8,243,294
                                                                    -----------

Gain on sale of assets                                              $13,156,706
                                                                    ===========

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                $21,400,000
Working capital adjustment:
Add:   Current assets                                                   279,343
Less:  Current liabilities                                             (374,285)
                                                                    -----------

Adjusted cash received by the Venture                                21,305,058

Less:  Repayment of outstanding debt to third parties                (9,799,994)
       Payment of brokerage fee                                        (535,000)
Plus:  Cash on hand                                                      29,936
                                                                    -----------
Cash available for distribution                                     $11,000,000
                                                                    ===========

Distribution to the Partnership                                     $ 6,625,300
                                                                    ===========
Distribution to Fund 1-B                                            $ 4,374,700
                                                                    ===========

     4) The pro forma consolidated statements of operations reflect the sale of the System and the repayment of approximately $9,799,994 of debt with proceeds of such sale. The Partnership will continue to own a 60 percent interest in the Venture.